SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

June 2, 2005

Date of Report

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 1800, Denver, Colorado		80203-4518
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒       Written communications pursuant to Rule 425 under the Securities Act

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01              OTHER EVENTS

On June 2, 2005, Deutsche Bank Trust Company Americas, the trustee for the Floating Rate Convertible Senior Notes due 2023 issued by Magnum Hunter Resources, Inc. (the “Notes”), mailed to the registered holders of the Notes the notice attached as Exhibit 99.1 to this report.

ITEM 9.01                                         FINANCIAL STATEMENTS AND EXHIBITS

C.            Exhibits

Exhibit No.	Description

99.1	Notice to Holders of the Floating Rate Convertible Senior Notes due 2023 of Magnum Hunter Resources, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: June 2, 2005	By:	/s/ Paul Korus
Paul Korus, Vice President,
Chief Financial Officer, Treasurer and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice to Holders of the Floating Rate Convertible Senior Notes due 2023 of Magnum Hunter Resources, Inc.